UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TSCAN THERAPEUTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TSCAN THERAPEUTICS

TSCAN THERAPEUTICS, INC.
830 WINTER STREET
WALTHAM, MA 02451

Your **Vote** Counts!

TSCAN THERAPEUTICS, INC.

2025 Annual Meeting

Vote by June 29, 2025

11:59 PM ET



You invested in TSCAN THERAPEUTICS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 30, 2025.**

Get informed before you vote

View the Annual Report, and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 16, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 30, 2025

8:30 AM EDT

Meeting to be held via internet

www.virtualshareholdermeeting.com/TCRX2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOTThis is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.BoardVoting Items Recommends1. To elect three Class I directors to the Company’s Board of DirectorsNominees: For01 Stephen Biggar 02 Gavin MacBeath 03 Garry Nicholson2 To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm For for the fiscal year ending December 31, 2025NOTE: The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.